Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Town Sports International Holdings, Inc. (the “Company”) on Form 10-Q for the three month period ended September 30, 2006 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Pyle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Pyle

Town Sports International Holdings, Inc.
Chief Financial Officer
November 3, 2006

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